                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)                February 6, 2006
                                                --------------------------------

                                BRIGHTPOINT, INC.
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              (Exact Name of Registrant as Specified in Its Charter

                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)

            0-23494                                     35-1778566
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     (Commission File Number)                (IRS Employer Identification No.)

501 Airtech Parkway, Plainfield, Indiana                     46168
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(Address of Principal Executive Offices)                  (Zip Code)

                                 (317) 707-2355
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities
             Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
             (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 6, 2006, upon the recommendation of the Compensation and Human Resources Committee (the "Committee") of the Board of Directors of Brightpoint, Inc. (the "Company"), the Board of Directors took the following actions regarding its executive officers', including its Chief Executive Officer's, compensation for fiscal 2005 and 2006:

A.       Award of 2005 Bonuses

Bonuses for the second half ("Unit 2") of 2005 for the Company's executive officers, including the Chief Executive Officer, were awarded, in part, based on the Company achieving certain predetermined profitability targets and metrics for Unit 2 and the full year established by the Committee earlier in the year relating to (i) income from continuing operations, (ii) return on invested capital, and (iii) certain strategic objectives. In addition, the Committee awarded to the executive officers, including the Chief Executive Officer, additional ("Discretionary") bonuses based on the Company's performance. The following table demonstrates the Unit 2 and Discretionary bonuses that were granted, as well as each individual's total bonus for 2005:

Executive Officer                                  Unit 2          Discretionary       Total Bonus for Fiscal 2005
-------------------------------------------      ---------         -------------       ---------------------------
Robert J. Laikin, Chairman of the Board and       $458,250           $842,084                $1,300,334(1)
Chief Executive Officer

J. Mark Howell, President, Brightpoint, Inc.      $136,500           $670,673                   $807,173
and Brightpoint North America

Anthony Boor, Executive Vice President,           $105,000           $100,000                   $205,000
Chief Financial Officer and Treasurer

Steven E. Fivel, Executive Vice President,        $113,750           $316,470                   $430,220
General Counsel and Secretary

Vincent Donargo, Vice President, Chief               $0              $30,000                    $30,000
Accounting Officer and Controller

(1) On February 6, 2006 Mr. Laikin was also awarded 10,000 restricted shares of the Company's Common Stock, which will vest as to 3,334 shares on the fourth anniversary of the date of grant and as to 3,333 shares on each of the fifth and sixth anniversaries of the date of grant.

B.       Approval of Salary Increases for 2006.

The Company's Board of Directors, based on the recommendation of the Committee approved the following Base Salary increases for the fiscal year ending December 31, 2006, effective as of January 1, 2006:

EXECUTIVE OFFICER                                                NEW BASE SALARY FOR FISCAL 2006
--------------------------------------------------------         -------------------------------
Robert J. Laikin, Chairman of the Board                                      $750,000
and Chief Executive Officer

Anthony Boor, Executive Vice President, Chief Financial                      $350,000
Officer and Treasurer

Steven E. Fivel, Executive Vice President, General Counsel                   $360,000
and Secretary

J. Mark Howell, President, Brightpoint, Inc.                                 $455,000
and Brightpoint North America

Vincent Danargo, Vice President, Chief Accounting Officer                    $180,000
and Controller

C.       Executive Equity Program.

In connection with its administration of the Company's 2004 Long-Term Incentive Plan (the "Plan"), and in furtherance of the goals of the Plan, the Committee adopted a program (the "Executive Equity Program") pursuant to which, on February 6, 2005, the Company's executive officers, including its Chief Executive Officer, were granted performance based restricted stock units ("RSUs") under, and in accordance with, the Plan. The number of RSUs granted to each executive officer was based on a target percentage of that executive's base salary, as follows:

                                                            Target Equity Award
              Name and Position                          (Up to % of Base Salary)               Number of RSUs
              -----------------                          ------------------------               --------------
Robert J. Laikin, Chairman of the Board and
Chief Executive Officer                                            125%                             42,402

Anthony Boor, Executive Vice President,
Chief Financial Officer and Treasurer                              100%                             15,830


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

                                                            Target Equity Award
              Name and Position                          (Up to % of Base Salary)               Number of RSUs
              -----------------                          ------------------------               --------------
Steven E. Fivel, Executive Vice President,
General Counsel and Secretary                                      100%                             16,282

J. Mark Howell, President, Brightpoint, Inc.
and Brightpoint North America                                      100%                             20,579

Vincent Danargo, Vice President, Chief
Accounting Officer and Controller                                   50%                              4,071

The Plan grants made pursuant to the Executive Equity Program are subject to forfeiture, in whole or in part, prior to the first anniversary of the grant if the Company does not achieve certain performance goals weighted as follows: (i) income from continuing operations (up to 50%) and (ii) strategic objectives (up to 50%). If any or all of the performance goals are not achieved, then the corresponding percentage of the RSUs granted would be forfeited. Those RSUs no longer subject to forfeiture vest in three equal annual installments beginning with the first anniversary of the grant, subject to, and in accordance with the Plan and the RSU agreements entered into between the Company and the grantee.

D.       Approval of the 2006 Bonus Program

The Board of Directors of the Company, upon the recommendation of the Committee also established a 2006 bonus program for the Company's executive officers, including its Chief Executive Officer, which is based upon certain pre-established targets for: (i) income from continuing operations (up to 50%), and (ii) certain strategic objectives approved by the Committee (up to 50%). If all of these targets are reached, Mr. Laikin, the Company's Chief Executive Officer, will receive a cash bonus equal to 100% of his base salary and each of the other executive officers will receive a cash bonus equal to 50% of their respective base salaries as a bonus. If only certain of the targets are reached then the executive officers, including the Chief Executive Officer, would be entitled to receive the corresponding percentage of their potential bonus under the program. The Committee retains discretion to increase an award based on individual and Company performance.





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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        BRIGHTPOINT, Inc.
                                        (Registrant)

                                        By:  /s/ Steven E. Fivel
                                             ----------------------------
                                             Steven E. Fivel
                                             Executive Vice President and
                                             General Counsel

Date:    February 10, 2006



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